Exhibit 10.18

LAND LEASE AGREEMENT 1

2 In Córdoba, on July 18 , 2024 GATHERED On the one hand, ANTONIA PEREZ PEREZ - GIMENEZ, with ID number 30456896 C, FERNANDO PEREZ PEREZ - GIMENEZ, with ID number 30474099 L, and FRANCISCO JOSÉ PEREZ PEREZ - GIMENEZ, with ID number 30487595 Z . They are acting on their own behalf and in their own right ; and Francisco José Pérez Pérez - Giménez is also acting as the de facto guardian of his brother with a disability, RICARDO JESUS PEREZ PEREZ - GIMENEZ, with ID number 30520293 Y . For these purposes, they are domiciled at Calle Abén Hazán nº 17 . 14012 Córdoba . And on the other hand , Mr . NGE SPAIN SOLIA RENEWABLES SL (B 90346198 ), a Spanish entity with registered address at C/ Virgen de Luján nº 50 bloque 2 bajo b, 41 . 011 Seville, and on its behalf, as legal representative, JOSE A . MORA GÓNGORA, of legal age, of Spanish nationality and with ID number 79 . 203 . 459 - S . Hereinafter identified as "DEVELOPER AND/OR LESSEE . " PARTIES INVOLVED The PROPERTY acting in its own name and right and considering itself to have sufficient legal capacity to enter into this lease agreement . Francisco José Pérez Pérez - Giménez, as the de facto guardian of his disabled brother Ricardo Jesús Pérez Pérez - Giménez, will seek judicial authorization to give consent, in accordance with the provisions of articles 264 and 287 of the Civil Code . Acting on behalf of the DEVELOPER in its own name and right and considering itself to have sufficient legal capacity for this contract . THEY DECLARE • That the PROPERTY is the owner of the full title to the rural properties described below, hereinafter referred to as "PROPERTY" or "PROPERTIES . " Details of the properties : Ref . No . Property Municipal District Volume Book Folio Entry 1 Córdoba • That the properties are registered in the name of the Owner in the Land Registry of Córdoba, no . 3 , property no . 16447 , with the following cadastral references :

3 Ref . No. Polygon Plot Area 1 1 4 3 8 Total (Ha) 124.3986 hectare s Leased Area (Ha) 124.3986 hectares Cadastral Referenc e 14900A 014000380000 F S Copies of the public deeds, title deeds, or simple informative note from the property registry are attached, as well as the cadastral certification, which is incorporated into this document as "ANNEX 1 . " • The DEVELOPER expresses its interest in the economic exploitation of the Properties through the construction and installation of the necessary elements to develop a business project consisting of the operation of a type IV data center and a 120 MWp photovoltaic solar plant (hereinafter the "PROJECT") . • That the PROPERTY is interested in entering into a lease agreement with the DEVELOPER for the PROPERTIES, consenting to and accepting the aforementioned agreement . STIPULATIONS FIRST : Legal regime This contract is entered into under the provisions of the Civil Code, and is governed by the will of the Parties expressed in the contract, and, additionally, by the provisions of the aforementioned Code, Royal Legislative Decree 7 / 2015 of October 30 , which approves the revised text of the Law on Land and Urban Rehabilitation, and the Civil Law of the Autonomous Community where the property is located . SECOND : Condition of the properties The lessor declares that the PROPERTIES are free of any encumbrances, as evidenced by the certificates or simple informative note from the Land Registry of the municipality where the project is located, attached to this contract as ANNEX 1 . THIRD : Purpose of the contract The Lessor leases to the Lessee, who accepts it under the terms and conditions set forth in this contract, the PROPERTY, free of encumbrances and liens, as well as occupants and tenants . Likewise, it is received up to date with the payment of contributions, taxes, duties, and free of expenses of any kind generated by any concept inherent or accessory to it, remaining so throughout the term of the Contract . The Lessor expressly authorizes the Lessee to make full use and control of the leased area, as well as to demolish any existing buildings within it . In view of the purpose of the contract, which is the construction

4 and operation of a data center and a photovoltaic plant, the lease includes the rights to the land, airspace, and subsoil. FOURTH : Duration, rent, and payment methods The rent to be paid by the LESSEE to the LESSOR as consideration for the rights granted under this contract, upon receipt of an invoice, shall be as follows: Phase 0 : Preliminary Phase • An initial payment of € 100 /ha will be made once the Urban Compatibility Report (ICU) has been approved . If the ICU is rejected, the contract will be automatically terminated . This phase cannot extend beyond 8 months from the signing of the agreement . Phase I : Studies and Permits • This phase includes conducting engineering studies and obtaining all necessary permits for the construction of the data center and solar plant . The rent will be € 200 /ha per year for 24 months from the date the connection point is obtained . In the event of an extension of the term due to a justified delay, additional payments of € 100 /ha per year of extension will be made . This phase cannot be extended beyond 8 months from the date of the Urban Compatibility Report . Phase II : Construction of the Project • During this phase, contractors will be selected and construction will be carried out until the data center and solar plant are operational . The agreed annual rent for Phase III will be paid proportionally to the time elapsed between the start and completion of construction, with semi - annual payments made in advance . Phase III : Project Operation • During this phase, which will last thirty - five (35) years from the completion of Phase II, the LESSEE will pay an annual rent of € 2 , 300 /ha . Payment will be made every six months in advance, in the first fifteen days of each semester . Upon completion, the LESSEE shall return the property to the LESSOR in its original condition, suitable for agricultural activity. FIFTH : Rent review The rent shall be reviewed annually in accordance with the variation in the CPI published by the INE or any index that replaces it . If the CPI is negative, the corresponding review shall not be carried out .

5 SIXTH : Rights and obligations of the parties The PROPERTY shall cooperate in good faith in the procedures necessary for the project, authorizing the DEVELOPER to occupy the necessary parts of the PROPERTIES and carry out the necessary infrastructure works . SEVENTH : Permits, licenses, and authorizations Obtaining all the necessary permits for the project shall be the sole responsibility of the DEVELOPER, who shall bear all related expenses . EIGHTH : Guarantees, sureties, and insurance The DEVELOPER shall be liable for all risks and shall comply with the legal provisions relating to the environment . It shall hold the PROPERTY harmless from any liability arising from the project . NINTH : Use of the property by the owner The PROPERTY may continue with agricultural activity until the start of construction . If the DEVELOPER requires prior eviction, the PROPERTY shall be compensated as established . TENTH : Breach and termination of the contract Breach of the provisions shall entitle the complying party to demand compliance or termination of the contract, with the right to claim damages . ELEVENTH : Assignment of the contract The DEVELOPER may assign the rights and obligations of the contract to third parties, notifying the PROPERTY of the assignment of its contractual position within the following fifteen days, without the delay in sending the notification constituting a breach of contract . TWELFTH : Transfer of the property The PROPERTY may sell the property, but the buyer must subrogate to the terms of the contract, notifying the DEVELOPER . THIRTEENTH : Acknowledgment THE LESSEE (or any other natural or legal person to whom the rights and obligations arising from this contract may be subrogated) agrees and acknowledges, by signing this contract, the participation as INTERMEDIARY of Ms . Celia Cañero Hinojosa , with ID number 47 . 207 . 370 - P, (or any natural or legal person she may designate), undertaking, to pay the professional fees corresponding to her in accordance with contract signed between them, with the LESSEE assuming the economic, legal, and technical conditions contained therein. FOURTEENTH . - Sole agreement This contract supersedes any previous agreement related to its subject matter. Any modification must be in writing and signed by both parties. FIFTEENTH : Partial invalidity The invalidity of one provision shall not affect the validity of the rest of the contract . SIXTEENTH : Notifications Notifications must be sent by certified mail or registered fax to the addresses indicated . They may be sent in advance by email, but will not take effect until the certified mail or registered fax is received . SEVENTEENTH : Notarization and registration The contract may be notarized and registered in the Property Registry at the request of either party. EIGHTEENTH : Expenses and taxes The taxes and expenses arising from the contract shall be borne by the DEVELOPER . All services and supplies necessary for the planned economic exploitation of the property shall be borne by the LESSEE . All taxes, including property tax levied on the property, shall be borne by the LESSEE from Phase II onwards. NINETEENTH : Jurisdiction For the resolution of disputes, the parties submit to the jurisdiction of the Courts and Tribunals of the city of Córdoba. In witness whereof, the parties sign this contract in duplicate and for a single purpose in the place and on the date indicated. THE PROPERTY Ms. Antonia Perez Perez - Gimenez 6 PEREZ PEREZ - G I M E N E Z Digitally signed by PEREZ PEREZ - GIMENEZ ANTONIA - 30456896C Recognition name (DN): c=ES, se r i a l N u m b e r = I DC E S - 3 0 456896C, givenName=ANTONIA, sn=PEREZ PEREZ - ANTONIA - GIMENEZ, cn=PEREZ PEREZ - GIMENEZ 30456896 C ANTONIA - 30456896C D a te: 2 02 4 .0 7 .18 17:46:44 +02'00'

PEREZ PEREZ - GIMENEZ F E R N A N D O Digitally signed by PEREZ PEREZ - GIMENEZ FERNANDO - 30474099L Recognition name (DN): c=ES, serialNumber=IDCES - 3047409 9L, givenName=FERNANDO, sn=PEREZ PEREZ - GIMENEZ, cn=PEREZ PEREZ - GIMENEZ FERNANDO - 30474099L +02'00' - 30474099L Date: 2024.07.18 17:47:15 GIMENEZ F R A N C I S C O JOSE - 30487595Z FERNANDO PEREZ PEREZ - GIMENEZ PEREZ PEREZ Digitally signed by PEREZ PEREZ GIMENEZ FRANCISCO JOSE - 30487595Z Recognition name (DN): c=ES, serialNumber=IDCES - 3048759 5Z, givenName=FRANCISCO JOSE, sn=PEREZ PEREZ GIMENEZ, cn=PEREZ PEREZ GIMENEZ FRANCISCO JOSE - 30487595Z Date: 2024.07.18 17:48:09 +02'00' FRANCISCO JOSE PEREZ PEREZ - GIMENEZ PEREZ PEREZ GIMENEZ F R A N C I S C O JOSE - 30487595 Z Digitally signed by PEREZ PEREZ GIMENEZ FRANCISCO JO SE - 3 04 8 75 9 5 Z Recognition name (DN): c=ES, serialNumber=IDCES - 30487595Z, givenName=FRANCISCO JOSE, sn=PEREZ PEREZ GIMENEZ, cn=PEREZ PEREZ GIMENEZ FRANCISCO JOSE - 30487595Z Date: 2024.07.18 17:48:32 +02'00' RICARDO JESUS PEREZ PEREZ - GIMENEZ P.p. Francisco José Pérez Pérez - Giménez as de facto guardian of his brother with a disability THE DEVELOPER 79203459S JOSE ANTONIO MORA (R: B90346198) Digitally signed by 79203459S JOSE ANTONIO MORA (R: B90346198) Recognition name (DN): 2.5.4.13=Reg:41021 /Sheet:SE - 115454 / Volume:6450 /Folio:130 /Date:10/10/2018 / Registration:2, serialNumber=IDCES - 79203459S, givenName=JOSE ANTONIO, sn=MORA GONGORA, cn=79203459S JOSE ANTONIO MORA ( R: B90346198), 2.5.4.97=VATES - B90346198, o=NGE SPAIN SOLIA RENEWABLES SOCIEDAD LIMITADA, c=ES Date: 2024.07.18 15:28:03 +02'00' NGE SPAIN SOLIA RENEWABLES SL Legal Representative P.P. JOSE A. MORA GÓNGORA 7

ANNEX I TO THE LEASE AGREEMENT: CADASTRE REFERENCE AND REGISTRY NOTE

DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRE DATA FOR REAL ESTATE PROPERTY Cadastral reference: 14900A014000380000FS Location: Polygon 14 Plot 38 MATASANOS. CORDOBA [CORDOBA] Graphic area: 1,243,986 m2 Property share: 100.00% Typ e: Plot built without horizontal division CULTIVATIO N Area m 2 Production intensity Crop/use Subplot 1,236,31 1 02 C - Labor or Dryland farming a 84 5 00 I - Unproductive b 3,55 0 00 RI Riparian trees c 2,97 5 00 I - Unproductive d This document is not a cadastral certification, but its data can be verified through the "Access to unprotected cadastral data from the SEC." Wednesday, July 10, 2024 DESCRIPTIVE DATA OF THE PROPERTY P L O T Class: RÚSTICO Main use: Agricultural Built area: 300 m2 1990 Year of construction: CONSTRUCTION Surface area m 2 30 0 Staircase/Floor/Door /00/01 Use AGRICUL T URAL Scale: 1 / 25 , 00 0 Block b ou n dar y Bu i l di ng b o u n dary Plot b ou n dar y Str e et fu r n itur e and si de wal k s H y d r og r a ph y G re e n zone b ou n dary 344,000 UTM coordinates, ETRS8 9 zone 30

Registradores DE ESPAÑA

INFORMACIÓN REGISTRAL

Registration information issued by: ALICIA

CORONADO TERUEL

Property Registrar of PROPERTY REGISTRY No. 3 OF CÓRDOBA

Avenida Al Nasir No. 1
14006 - CÓRDOBA (CORDOBA)
Phone: 957768232
Fax: 957768233
Email: cordoba3@registrodelapropiedad.org

corresponding to the application made by: CORTIJO DE

FRÍAS SA.

with ID/Tax ID: A28372290

LEGITIMATE INTEREST CLAIMED:
Legal and economic investigation into credit, solvency, or liability.

IDENTIFIER OF THE F41FT03F3

*(Cite this identifier for any questions related to this simple note)*
*Your reference:*

C.S.V.: 2140202863A8A79D

|WWW.REGISTRADORES.ORG|

Page 1 of 5

SIMPLE NOTE CORDOBA PROPERTY REGISTRY NUMBER 3 DATE OF ISSUE: JANUARY 10, 2024 DESCRIPTION OF THE PROPERT Y CORDOBA PROPERTY NO.: 16447 CRU: 14020000224841 DONCEL, NICOLAS PROPERTY TYPE : Rustic RUSTICA : Peaceful land known as Cortijo San Antonio de Peralta, located in Matasanos, in the countryside and municipality of Córdoba . It covers an area of 124 hectares, 8 areas, and 85 centiares . It is made up of sub - plots a 9 , B 9 , and C 9 , of plot 14 , parcel 38 . It borders, to the north, with the "Peralta" estate, owned by Mr . Francisco López Crespo ; to the south, with the "Peraltilla" estate, owned by Mr . Enrique Laguna Carmona, and land belonging to Mr . Juan Sillero Marín ; to the east, it borders the Santaella road, the Matasanos farmhouse, and land belonging to Juan Sillero Marín ; and to the west, it borders the Calatravilla farmhouse belonging to the heirs of Mr . Fernando Serrano, and Alamedilla belonging to the heirs of Mrs . Concepción Pérez . CADASTRE REFERENCE : NOT RECORDED OWNERSHIP OWNER TAX ID VOLUME BOOK FOLIO REGISTRATION PEREZ PEREZ GIMENEZ, FRANCISCO 30,487,595 - Z 1996 269 217 1 16.6667% of full ownership with exclusive rights. TITLE: Acquired by virtue of a public deed, authorized by the notary DON JUAN JOSÉ PEDRAZA RAMIREZ, CÓRDOBA, on 03/13/97; registered on 12/01/97. OWNER TAX ID VOLUME BOOK FOLIO REGISTRATION PEREZ PEREZ GIMENEZ, RICARDO JESUS 30,520,293 - Y 1996 269 217 1 50.0000% of full ownership on an exclusive basis. TITLE: Acquired by virtue of Public Deed, authorized by the notary DON JUAN JOSÉ PEDRAZA RAMIREZ, CÓRDOBA, on 03/13/97; registered on 12/01/97. OWNER/SPOUSE PEREZ N.I.F. VOLUME BOOK FOLIO REGISTRATION PEREZ GIMENEZ, ANTONIA ARANDA 30,456,896 - C 199 6 26 9 2 1 7 2 16.666667% of full ownership on an exclusive basis. Page2 of 5 C.S.V.: 2140202863A8A79D

FERNANDEZ PALOP, MARIA ROCIO TITLE : Acquired by LIQUIDATION OF MARITAL PROPERTY by virtue of a Public Deed, authorized by the notary DON MANUEL RODRÍGUEZ - POYO SEGURA, CÓRDOBA, on 06 / 06 / 12 ; registered on 07 / 30 / 12 . OWNER/SPOUSE PEREZ N.I.F. VOLUME BOOK FOLIO REGISTRATION PEREZ GIMENEZ, FERNANDO 30,474,099 - L 1996 2 6 9 2 1 7 3 1/6 of the exclusive full ownership. TITLE: Acquired by LIQUIDATION OF MARITAL PROPERTY by virtue of a Public Deed, authorized by the notary DON JUAN JOSÉ PEDRAZA RAMIREZ, CÓRDOBA, on 10 / 11 / 12 ; registered on 11 / 30 / 12 . ENCUMBRANCE S BY ORIGIN: Property 20 , 249 in the General Archive, from which property 16 , 447 originates, is encumbered with an easement for water extraction and a well in favor of properties 20 , 251 , 20 , 252 , 20 , 253 , 20 , 254 , and 20 , 255 in the General Archive . Properties 20 , 250 and 20 , 251 in the General Archive, from which property 16 , 447 originates, are encumbered with two rights of way in favor of properties 20 , 250 , 20 , 251 , and 20 , 252 , consisting of permanent access via two three - meter - wide roads, which start from the Santaella road and reach the farmhouse on property 20 , 250 . FOR ITS OWN PART: Encumbered with various tax liens. Documents relating to the property submitted and pending dispatch, with the submission entry valid at the close of the Daily Ledger on the day prior to the date of issue of this note : There are NO documents pending dispatch . NOTICE : The information contained in this note refers to the day of JANUARY 10 , 2024 . VERY IMPORTANT: It is prohibited to incorporate the data contained in this note into files or databases for individual consultation by natural or legal persons, even if the source of the information is stated (B.O.E. 27/02/1998). Unlike a certificate, a simple informative note without guarantee does not reliably certify the content of the entries in the register. (Arts. 222 of the Mortgage Law and 332 of its Regulations.) Page3 of 5 C.S.V.: 2140202863A8A79D

For the purposes of the General Data Protection Regulation 2016 / 679 of the European Parliament and of the Council of April 27 , 2016 , on the protection of natural persons with regard to the processing of personal data and on the free movement of such data (hereinafter, "GDPR"), you are hereby informed : In accordance with the provisions of the application for registration, the personal data contained therein have been and will be processed and incorporated into the Books and files of the Registry, for which the Registrar is responsible, the use and purpose of the processing being those expressly set out and provided for in the registry regulations, which serve as the legal basis for this processing . In accordance with Article 6 of the Instruction of the Directorate General of Registries and Notaries of February 17 , 1998 , the owner of the data is informed that the data will be transferred in order to satisfy the right of the owner of the property or properties or rights registered in the Registry to be informed, at their request, of the name or denomination and address of the natural or legal persons who have collected information regarding their person or property . The data retention period will be determined in accordance with the criteria established in the registry legislation, resolutions of the Directorate General of Registries and Notaries, and professional association instructions . In the case of invoicing for services, these retention periods will be determined in accordance with the tax regulations applicable at any given time . In any case, the Registry may retain the data for a period longer than that indicated in accordance with these regulatory criteria in cases where it is necessary due to the existence of liabilities arising from the provision of the service . The information made available to you is for your exclusive use and is non - transferable and confidential, and may only be used for the purpose for which the information was requested . The transmission or transfer of the information by the user to any other person, even free of charge, is prohibited . In accordance with the Instruction of the Directorate General of Registries and Notaries of February 17 , 1998 , it is prohibited to incorporate the data contained in the registry information into files or computer databases for individual consultation by natural or legal persons, even if the source of origin is stated . Insofar as it is compatible with the specific regulations applicable to the Registry, interested parties are granted the rights of access, rectification, erasure, objection, restriction, and portability established in the aforementioned GDPR, which they may exercise by writing to the Registry . Similarly, users may lodge a complaint with the Spanish Data Protection Agency (AEPD) : www . agpd . es . Without prejudice to this, interested parties may contact the Registry's data protection officer by writing to dpo@corpme . es . This document incorporates an electronic seal to guarantee its origin and integrity, created by the CORDOBA 3 PROPERTY REGISTRY on January 10, 2024. (*) C.S.V.: 2140202863A8A79D Verification Web Service: https://www.registradores.org/csv (*) This document is a copy of an electronic document. The Secure Verification Code allows the authenticity of the copy to be verified by accessing the files. Page4 of 5 C.S.V.: 2140202863A8A79D electronic records of the issuing public body or agency . Paper copies of public documents issued electronically and signed electronically shall be considered authentic copies provided that they include the printing of an electronically generated code or other verification systems that allow their authenticity to be verified by accessing the electronic files of the issuing public body or agency . (Art . 27 . 3 of Law 39 / 2015 , of October 1 , on the Common Administrative Procedure of Public Administrations) . Page5 of 5 C.S.V.: 2140202863A8A79D